                                                               Exhibit 99.1

                           LETTER OF TRANSMITTAL

                           Offer for all Outstanding
          Privately Placed 12 3/4% Senior Subordinated Notes Due 2010
                                in Exchange for
                   12 3/4% Senior Subordinated Notes Due 2010
                                       of
                                 JOSTENS, INC.

          THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY

                TIME, ON NOVEMBER 13, 2000, UNLESS EXTENDED


   The Exchange Agent is The Bank of New York, whose mailing address, facsimile number and telephone number are as follows:

                  By Hand Delivery, Mail or Overnight Express
                      (insured or registered recommended):
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
                       Attention: Reorganization Unit--7E

             By Facsimile:                           By Telephone:
             (212) 815-6339                          (212) 815-3738

                       DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------

   Name and address of
 registered holder as it
        appears on
 the privately placed 12
 3/4% Senior Subordinated      Certificate    Principal Amount
   Notes Due 2010 ("Old     number(s) of Old    of Old Notes
         Notes")            Notes transmitted    transmitted
-------------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

                                 Total

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 12 3/4% Senior Subordinated Notes Due 2010 (the "Old Notes") for a like principal amount of 12 3/4% Senior Subordinated Notes Due 2010 (the "Notes") of Jostens, Inc. ("Jostens"), upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Jostens, Inc., a Minnesota corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated October 13, 2000 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

   2. The undersigned hereby acknowledges and agrees that the Notes will bear interest from and including May 10, 2000, the date of issuance of the Old Notes. Accordingly, the undersigned will forego accrued but unpaid interest on his, her or its Old Notes that are exchanged for Notes from and including May 10, 2000 but will receive such interest under the Notes.

   3. The undersigned hereby represents and warrants that the undersigned has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by Jostens to be necessary or desirable to complete the exchange of the Old Notes.

   4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and Jostens as to the terms and conditions set forth in the Prospectus.

   5. The undersigned hereby represents and warrants that (i) any Notes acquired in exchange for Old Notes are being acquired in the ordinary course of business of the undersigned or such other person receiving such Notes, (ii) neither the undersigned nor, to the actual knowledge of the undersigned, any other person receiving Notes from the undersigned is engaging in or intends to engage in a distribution of the Notes, (iii) neither the undersigned, nor to the actual knowledge of the undersigned, any other person receiving Notes from the undersigned has an arrangement or understanding with any person to participate in the distribution of the Notes in violation of the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and (iv) neither the undersigned nor, to the actual knowledge of the undersigned, any other person receiving Notes from the undersigned, is an "affiliate" (as defined in Rule 405 of the Securities Act) of Jostens or, if it is an affiliate of Jostens, it will comply with the registration and prospectus delivery requirements of the Securities Act.

   6. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Notes received hereby. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

   7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

   SPECIAL ISSUANCE AND DELIVERY            SIGNATURE (Name of Registered
 INSTRUCTIONS (See Instruction 1)                      Holder)

  To be completed ONLY IF the              (Must be signed by registered
 Notes are to be issued in the            holder exactly as name appears
 name of someone other than the           on Old Notes. If signature is by
 undersigned or are to be sent to         trustee, executor, administra-
 someone other than the under-            tor, guardian, attorney-in-fact,
 signed or to the undersigned at          officer of a corporation or
 an address other than that pro-          other person acting in a fidu-
 vided above.                             ciary or representative capaci-
                                          ty, please set forth full title.
 Issue to:                                See Instruction 3.)

 Name ____________________________        By:______________________________
          (Please Print)                     Name:
                                             Title
 Address _________________________
                                          Date: ___________________________
 _________________________________
                                          Address:_________________________

 _________________________________
        (Include Zip Code)                Telephone No.: __________________

 Mail to:                                 Taxpayer Identification No.:_____


 Name ____________________________        Signature Guaranteed By: ________
          (Please Print)                               (See Instruction 1)

 Address _________________________        Title: __________________________


 _________________________________        Name of Institution: ____________

 _________________________________        Address:_________________________
        (Include Zip Code)

                                          Date: ___________________________

   PLEASE READ THE INSTRUCTIONS BELOW, WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

   1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the old Notes described above are tendered for the account of an Eligible Institution.

   2. Delivery of Letter of Transmittal and Old Notes. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

   The method of delivery of Old Notes and other documents is at the election and risk of the respective holder. If delivery is by mail, registered mail (with return receipt), properly insured, is suggested.

   3. Guaranteed Delivery Procedures. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

     (a) The tender is made through an Eligible Institution;

     (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes, the certificate number or numbers of such Old Note(s) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

   Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

   4. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

   If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

   5. Exchange of Old Notes Only. Only the above-described Old Notes may be exchanged for Notes pursuant to the Exchange Offer.

   6. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

   Under current Federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to New Notes exchanged pursuant to the Offer may be subject to backup withholding.

   Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that (1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

What Number to Give the Exchange Agent

   The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME: THE BANK OF NEW YORK, AS AGENT

                        Part 1--PLEASE PROVIDE YOUR    Social security number
                        TIN IN THE BOX AT RIGHT AND          or Employer
                        CERTIFY BY SIGNING AND          identification number
                        DATING BELOW.

 SUBSTITUTE
 Form W-9
 Department of                                         ----------------------
 the Treasury          --------------------------------------------------------
 Internal               Part 2--Certification--Under penalties of perjury, I
 Revenue                certify that:
 Service

                        (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and


 Payer's Request for Taxpayer Identification Number (TIN)
                        (2) I am not subject to backup withholding because:
                        (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        Certification Instructions--You must cross out Item
                        (2) above if you have been notified by the IRS that
                        you are currently subject to backup withholding
                        because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that
                        you are no longer subject to backup withholding, do
                        not cross out such Item (2).
                       --------------------------------------------------------

                                                                Part 3--
                        SIGNATURE ______________  DATE _______  Awaiting
                                                                TIN [_]

   NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER, PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

   ___________________________________   ___________________________________
                Signature                                 Date